UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 8, 2022

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, the Board of Directors (the “Board”) of Entegris, Inc. (the “Company”) adopted amendments to the Company’s Amended By-Laws (as amended and restated, the “By-Laws”) in order to: (i) provide stockholders with a proxy access right, (ii) update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) make other technical and conforming changes. The By-Law amendments became effective December 8, 2022.

Specifically, Section 2.13 has been added to the By-Laws to provide a proxy access right permitting a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of (i) 20% of the Board or (ii) two directors, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.

Section 2.12 of the By-Laws was also amended to make compliance with the applicable provisions of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Exchange Act a requirement for a stockholder’s eligibility to nominate a director candidate.

Additional amendments were made to the By-Laws in connection with the above and make clarifying or conforming language changes, in addition to other technical changes, including changes to reflect recent amendments to the Delaware General Corporation Law relating to stockholder lists and procedures for virtual meetings of stockholders.

The foregoing description is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 to this Report.

Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
3.1	By-Laws of Entegris, Inc., as amended December 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: December 9, 2022	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary